Exhibit 32.2

                    Certification of Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Brian Alleman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Simtek Corporation on Form 10-K/A for the annual period ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Simtek Corporation.

Date:  April 30, 2007                          /s/Brian Alleman
                                               ------------------------------
                                               Brian Alleman
                                               Chief Financial Officer
                                               (Principal Accounting Officer)